Exhibit 10.5(c)
Amendment No. 2 to the
General Purchase Agreement Contract No.: LNM01NMDK02005 (the “GPA”)
This Amendment No. 2 (the “Amendment”) to the GPA is entered into on November    10      ,2005 (the “Amendment Effective Date”) between MetroPCS Wireless, Inc. (“MetroPCS”) and Lucent Technologies Inc. (“Lucent”).
RECITALS:
WHEREAS, the Parties previously entered into the GPA effective June 6, 2005, as amended by Amendment No. 1 dated September 30, 2005 (collectively, the “Agreement”); and
WHEREAS, the undersigned Parties now wish to modify the Agreement as provided herein.
NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned Parties agree to the following:
1. Scope. Lucent shall sell, and MetroPCS shall purchase, the Products, Software licenses and Services described in the document entitled “METROPOLIS® DMX/MANAGED SERVICES OFFER” and its appendices which are attached to this Amendment as Attachment N and incorporated by this reference. In addition, MetroPCS shall sublease from Lucent the Leased Fiber, subject to the terms described in Section 3.
2. Defined Terms. For purposes of this Amendment, the following capitalized terms have the meanings ascribed to them:
(a) “Customer Locations” mean any or all of the following:
(i)	***

(ii)	***

(iii)	***

(iv)	***
(b) “Delivery” or “Delivered” means the Lessor’s turnover of the Leased Fiber and testing results demonstrating compliance with its specifications and Lucent’s acceptance of same,
(c) “Leased Fiber” means two non-zero-dispersion shifted fiber strands in a four node ring configuration illustrated in the diagram attached as Exhibit 1.
(d) “Lease Term” means a period of *** following Delivery plus any and all renewal periods described in Section 3(a).
(e) “Lessor” means AboveNet Communications, Inc.
(f) “Monthly Charge” means the monthly sublease fee for the Leased Fiber shown in Exhibit 2.
Proprietary and Confidential to MetroPCS Wireless, Inc. and Lucent Technologies Inc.

***	Where this marking appears throughout this Exhibit 10.5(c), information has been omitted pursuant to a request for confidential treatment and such information has been filed with the SEC separately.

All other capitalized terms used in this Amendment have the same meanings that are defined in the Agreement, unless otherwise expressly defined here or in Attachment N.
3. Fiber Sublease.
(a) Lucent shall sublease the Leased Fiber to MetroPCS during the Lease Term, and MetroPCS shall pay the fees for the Leased Fiber which are set forth in Exhibit 2, including Monthly Charges for the entire Lease Term. The Lease Term will automatically renew on a month-to-month basis for a total period of *** at the current rate unless MetroPCS notifies Lucent not less than *** prior to the end of the Lease Term then in effect.
(b) To facilitate implementation of the project, a portion of the Leased Fiber may be Delivered prior to Delivery of the Leased Fiber at all four Customer Locations. Upon partial Delivery, Lucent may begin invoicing, in which case MetroPCS shall pay, *** of the Monthly Charge described in Exhibit 2 for each Customer Location where there is Delivery. The Lease Term will commence upon partial Delivery and will recommence upon full Delivery of the Leased Fiber.
(c) MetroPCS represents and warrants that the communications traffic to be carried on the Leased Fiber will be jurisdictionally interstate, pursuant to the Federal Communications Commission’s mixed-used “10% rule” (47 CFR 36.154,4 FCC Rcd. 1352).
(d) MetroPCS shall be responsible to obtain and maintain, for the Lease Term any necessary third party licenses, approvals or permissions (“Location Licenses”) for the Lessor to connect the Leased Fiber from the public rights-of-way to the Customer Location *** (the “Winderest Customer Location”) and to install and/or utilize the necessary inside plant facilities, including, without limitation, power, riser conduit and fiber optics. Such Location Licenses must extend to the installation, maintainarice and retrieval of the Leased Fiber and any equipment of the Lessor. Lucent shall be responsible for obtaining Location Licenses at the other three Customer Locations, and MetroPCS: shall reimburse Lucent for any and all actual fees (i) associated with obtaining and maintaining such rights, and (ii) assessed by any building owner, landlord or other third party for the necessary license, approval and/or permission to install and maintain Leased Fiber to a Customer Location.
(e) If Delivery of the Leased Fiber is delayed as a result of (i) MetroPCS’s failure to obtain the Location Licenses for the Winderest Customer Location or (ii) MetroPCS ‘s delay in reviewing and approving an agreement with a LEC as described in Section 5, Lucent may begin invoicing, arid MetroPCS shall pay, Monthly Charges for the Leased Fiber.
(f) The Leased Fiber is for MetroPCS’s exclusive use. Except to an Affiliate, MetroPCS may not sublease, swap, assign, license, sublicense, sell or share the Leased Fiber. MetroPCS shall indemnify the Lessor for MetroPCS’s use of the Leased Fiber as provided in Exhibit 3. As soon as practicable after the Amendment Effective Date, MetroPCS shall execute and deliver a letter substantially in the form attached as Exhibit 3 to this Amendment.
(g) The Lessor has agreed to Obtain all material and applicable authorizations, leases, licenses, easements, rights of way, franchises, approvals, permits, orders, consents, and all other rights
Proprietary and Confidential to MetroPCS Wireless, Inc. and Lucent Technologies Inc.

required for Lessor to operate and maintain the Lessor’s network and provide the Leased Fiber (collectively the “Authorizations”) and to use commercially reasonable efforts to maintain or renew all such Authorizations throughout the Lease Term. If any Authorizations are modified or terminated, threatening to cause or causing material financial harm to Lessor, or preventing or materially interfering with Lessor’s control, possession and/or use of Lessor’s network, then Lessor has agreed, at its expense, to use commercially reasonable efforts to provide comparable Leased Fiber on alternate portions of Lessor’s then existing network or on networks of third parties. If the foregoing is not possible, MetroPCS acknowledges that the sublease will terminate, upon notice which is reasonably practicable, with respect to the affected Leased Fiber without further obligation or liability to MetroPCS, except that Lucent will refund to MetroPCS any charges paid by MetroPCS for periods of use extending beyond the date of termination.
4. Relocation of Leased Fiber.
(a) MetroPCS acknowledges and agrees that the Lessor may relocate all or any portion of the Lessor’s network segments or any of the facilities required to provide MetroPCS with the Leased Fiber: (i) if a third party with legal authority orders or threatens to order such relocation (e.g., through eminent domain, nationalization, or expropriation), (ii) in order to comply with applicable laws, (iii) to reduce governmental fees or taxes assessed against it or Lucent, or (iv) for bonafide operational reasons. Lessor has agreed to provide Lucent *** prior notice of a relocation, if reasonably feasible, and Lucent will in turn immediately notify MetfoPCS. MetroPCS further acknowledges that Lessor has the right to direct such relocation, including the right to determine the extent of, the timing of, and methods to be used for such relocation, provided that any relocation: (y) is constructed and tested in accordance with the specifications for the Leased Fiber; (vi) does not result in a Materially adverse change to the operations, performance, or connection points with MetroPCS’s network; and (vii) does not interrupt service on the Leased Fiber.
(b) Lessor has agreed to use its commercially reasonable efforts to: secure an agreement for reimbursement from any third party requiring a relocation. If, despite using such efforts, Lessor is unable to obtain such reimbursement, Lessor has agreed to provide Lucent an estimate of the relocation costs of any relocation pursuant to Section 4 (a) (i), (ii) or (iii) for which it is not receiving reimbursement and to the extent Lessor shall not be reimbursed by the requesting third party, Lucent shall notify MetroPCS of the pro rata share of those costs which shall be the ratio of the number of Leased Fibers to the number of total relocated fiber strands in such relocated segment. MetroPCS may elect to pay the pro rata share of such costs or not. If MetroPCS elects not to pay the pro rata share, Lessor, in its sole discretion may either undertake the relocation at no cost, or terminate the lease agreement with respect to the affected Customer Locations without further liability.
5. Co-location.
(a) MetroPCS hereby appoints Lucent to be its agent to manage and administer all arrangements with Local Exchange Carriers (LECs) (a) for co-locating certain of MetroPCS’s Products in the Customer Locations and(b) for establishing or changing switch and analog services including long distance interlata service, intralata toll service, local service, 911, operator services and
Proprietary and Confidential to MetroPCS Wireless, Inc. and Lucent Technologies Inc.

network ordering service, in, between or for the Customer Locations. In its capacity as agent, Lucent has the following authority:
(i)	to negotiate and contract on MetroPCS’s behalf with LECs to lease co-location space in their central offices;

(ii)	to negotiate order services, change, and disconnect activity via service requests; and

(iii)	to deal directly with LECs to initiate report troubles and receive service resolution status.
(b) Lucent’s authority to act as agent is conditioned upon MetroPCS’s review and approval of the terms and conditions (excluding the cost to Lucent) of the lease and services agreement with the LEC prior to Lucent’s executing it on behalf of MetroPCS. Within five (5) business days of receiving the agreement from Lucent, MetroPCS shall review the terms and conditions and advise Lucent whether or not it approves them. MetroPCS acknowledges that any delay in reviewing and approving the agreement and any request by MetroPCS to modify the terms and conditions may cause a delay in the project.
(c) Upon execution of this Amendment, MetroPCS shall sign and deliver the letter of agency in the form attached here as Exhibit 4.
6. Entire Agreement; Order of Precedence. Except as provided herein, all of the terms and conditions of the Agreement, including all Attachments thereto, remain unmodified and in full force and effect, In case of any conflict among the provisions of this Amendment, Attachment N and the Agreement, the following order of precedence applies: (a) first, Attachment N, (b) second, this Amendment, and (c) third, the Agreement, This Amendment and the non-confliBting terms and conditions of the Agreement constitute the entire agreement, and supersede and merge all previous and contemporaneous understandings (both written arid oral, between Luent and MetroPCS regarding the subject matter. This Amendment may be modified only in a writing signed by an authorized representative of each Party.
IN WITNESS; WHEREOF, the Parties have caused this Amendment to be executed by their duly authorized representatives as of the Amendment Effective Date.

METROPCS WIRELESS, INC.		LUCENT TECHNOLOGIES INC.

By:	/S/ ROGER D. LINQUIST	By:

Name:	Roger D Linquist	Name:

Title:	President and CEO	Title:	Account Executive
Proprietary and Confidential to MetroPCS Wireless, Inc. and Lucent Technologies Inc.

Exhibit 1
Diagram of Leased Fiber
See attached.
Proprietary and Confidential to MetroPCS Wireless, Inc. and Lucent Technologies Inc.

Exhibit 2
Fees for Leased Fiber
*** ***
***
*** ***
***
The above charges do not include applicable cross connect charges, which Lucent will invoice separately. MetroPCS will pay all relevant FCC and state Public Utilities Commission taxes and fees.
Proprietary and Confidential to MetroPCS Wireless, Inc. and Lucent Technologies Inc.

Exhibit 3
Indemnity
November 10, 2005
AboveNet Communications, Inc.
360 Hamilton Avenue
White Plains, NY 10601.
Attention: Senior Vice President- General Counsel
RE: Leased Fiber Order No. ABV05-038630-00
Dear Sir or Madam:
***
Sincerely,
MetroPCS Wireless, Inc.

By:	/S/ Roger D. Linquist

[Name & Title of Authorized Representative]

Roger D. Linquist

cc:	Ms. Cynthia B. Roberts
Corporate Counsel
Lucent Technologies Inc.
***
***
Proprietary and Confidential to MetroPCS Wireless, Inc. and Lucent Technologies Inc

Exhibit 4
Letter of Agency
November 10, 2005
Mr. Ed Geiss
Lucent Technologies Inc.
2400 Dallas Parkway, Suite 505
Piano, Texas 75093
RE: MetroPCS’s appointment of Lucent as its agent
To whom it may concern:
This letter confirms that MetroPCS Wireless, Inc. (“MetroPCS”) has appointed Lucent Technologies Inc. (“Lucent”) as its agent to manage and administer all arrangements with Local Exchange Carriers (LECs) (a) for co-locating equipment owned by MetroPCS (“the Equipment”) in the locations specified below and (b) for establishing or changing switch and analog services including long distance iriterlata service, intralata toll service, local service, 911, operator services and network ordering service, in, between or for the locations specified below:
o	***

o	***

o	***

o	***
Pursuant to the terms of Amendment No. 2 to the General Purchase Agreement between Lucent and MetroPCS, for the four (4) locations specified above, in its capacity as agent Lucent may:
•	negotiate and contract on MetroPCS’s behalf with LECs to lease co-loeation space in their central offices;

•	negotiate order services, change, and disconnect activity via service requests; and

•	deal directly with LECs to initiate report troubles and receive service resolution status.
We affirm that Lucent will pay all charges relating to leased space and services provided by the LECs in accordance with the contract, on behalf of MetroPCS, but such charges are ultimately the responsibility of MetroPCS.
Proprietary and Confidential to MetroPCS Wireless, Inc. and Lucent Technologies Inc

This authorization does not preclude MetroPCS’s ability to act on our own behalf when we deem it necessary. This authorization will remain in effect until further notice from MetroPCS.
Sincerely.
MetroPCS-Wireless, Inc.

By:

[Name and Title of MetroPCS Representative]

Proprietary and Confidential to MetroPCS Wireless, Inc. and Lucent Technologies Inc.

Attachment N
METROPOLIS® DMX/MANAGED SERVICES OFFER
The Metropolis® DMX/Managed Services offer is comprised of the following Products, Software and Services components.
Products and Software:
Metropolis® DMX — 4 ring nodes equipped with the following. (Please see Appendix A: DMX 10052005.xls for detailed configurations for each site.)
•	OC-192 high-speed optics

•	Applicable per site low-speed optics (OC-3 or DS-3)

•	Commons

•	System cables

•	Critical Spares

•	Element Management System (“EMS”)
Product and Software Pricing:
Initial purchase: ***
Growth (OC-48 growth/year estimate): See Appendix B Price sheet for Growth examples. ***
Services:
Lucent will perform the following Services which are more specifically described in the statement of work included as Appendix C (the “SOW”) to this Attachment:
The network management Services described in the SOW support the following Products only:
Table 1 — Network Element List

Equipment Type	Quantity	Network Location	Service(s) Delivered
Lucent Metropolis DMX	1	***	RNMS
Lucent Metropolis DMX	1	***	RNMS
Lucent Metropolis DMX	1	***	RNMS
Lucent Metropolis DMX	1	***	RNMS
Proprietary and Confidential to MetroPCS Wireless, Inc. and Lucent Technologies Inc

The prices for the above-described Products, Software and Services are stated in Appendix B. The discounts extended in Appendix B are conditioned upon a five-year fiber lease.
Fiber Lease:
Lucent will use commercially reasonable efforts to negotiate a *** lease with a fiber vendor to provide MetroPCS with access to leased fiber links as defined in the SOW.
Proprietary and Confidential to MetroPCS Wireless, Inc. and Lucent Technologies Inc

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